2013 Outlook Meeting December 17, 2012 Exhibit 99.1

Safe Harbor Statement
Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements are those not based on historical information, but rather relate to future operations, strategies, financial results, or other developments and speak only as of the date made.  These forward-looking statements are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control.  The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1)
unfavorable economic or business conditions, both domestic and foreign; (2) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (3) sustained periods of low interest rates; (4) changes in claim incidence, recovery rates, mortality rates, and offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of claims management operations, and changes in government programs; (5) fluctuation in insurance reserve liabilities; (6) investment results, including, but not limited to, realized investment losses resulting from defaults, contractual terms of derivative contracts, and impairments that differ from our assumptions and historical experience; (7) the lack of appropriate investments in the market which can be acquired to match our liability cash flows and duration; (8) changes in interest rates, credit spreads, and securities prices; (9) increased competition from other insurers and financial services companies due to industry consolidation or other factors; (10) changes in demand for our products due to, among other factors, changes in societal attitudes, the rate of unemployment, and consumer confidence; (11) changes in accounting standards, practices, or policies; (12) changes in our financial strength and credit ratings;
(13) rating agency actions, state insurance department market conduct examinations and other inquiries, other governmental investigations and actions, and negative media attention; (14) effectiveness in managing our operating risks and the implementation of operational improvements and strategic growth initiatives; (15) actual experience that deviates from our assumptions used in pricing, underwriting, and reserving; (16) actual persistency and/or sales growth that is higher or lower than projected; (17) effectiveness of our risk management program; (18) the level and results of litigation; (19) currency exchange rates; (20) ability of our subsidiaries to pay dividends as a result of regulatory restrictions or changes in reserving or capital requirements; (21) ability and willingness of reinsurers to meet their obligations;
(22) changes in assumptions related to intangible assets such as deferred acquisition costs, value of business acquired, and goodwill; (23)
ability to recover our systems and information in the event of a disaster or unanticipated event and to protect our systems and information from unauthorized access and deliberate attacks; and (24) events or consequences relating to political instability, terrorism, or acts of war, both domestic and foreign.  For further information about risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2011 and our subsequently filed Forms 10-Q. The forward-looking statements in this presentation are being made as of the date of this presentation, and the Company expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.

Today’s Participants
Kevin McCarthy
Executive Vice President and Chief Operating Officer
President and Chief Executive Officer
Executive Vice President and Chief Financial Officer
Tom Watjen
Rick McKenney

WHAT'S WORKING

- Operating Performance
  - Balanced Earnings
  - Managed Growth
  - Disciplined Underwriting
  - Expense Management Rigor
  - Solid Profitability
  - Consistently Strong Returns
- Brand
  - Strong Market Acceptance
  - Broad Recognition
- Investment Performance
  - Strong Credit Quality
  - Active Interest Rate Management
- Balance Sheet
  - Quality Balance Sheet
  - Building Book Value
- Capital Management
  - Stable Cash Flow
  - Strong Capital Position
  - Consistent Return of Capital to Shareholders

KEY CHALLENGES

unumGROUP

4 A Look at Our Performance 2012 Assessment 2013 Outlook Closing Comments / Question & Answer Agenda

What’s Working

Closed Block
16%
Unum US
Group
Disability
27%
Colonial Life
13%
Unum UK
7%
Unum US
Supplemental
& Voluntary
16%
Unum US
Group Life &
AD&D
21%

Closed Block
7%
Unum US
Group
Disability
22%
Colonial Life
20%
Unum US
Group Life &
AD&D
16%
Unum UK
10%
Unum US
Supplemental
& Voluntary
25%

unum GROUP

Full Year 2002
Before-tax Operating Earnings by Segment*
Operating Performance
BALANCED EARNINGS
* Excludes Corporate Segment
9M2012
Does not reflect the impact of ASU 2010-26 or the segment reporting changes implemented in 4Q2008

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$4,027
5.0%
$2,265
2.6%
4 Qtrs Ending 9/30/2012
Opportunistic Markets
Growth Markets

unumGROUP

Market Segmentation Growth Trends in Premium Income
Operating Performance
MANAGED GROWTH IN OUR CORE BUSINESS SEGMENTS
2.6%
5.0%
($ millions)
Growth Markets
Unum US – Core Market – Employee Benefits
Colonial Life
Unum US – Voluntary Benefits
Unum UK – Group LTD
Opportunistic Markets
Unum US – Large Case – Employee Benefits
Unum US – ID – Recently Issued
Unum UK – Group Life

6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Growth Markets
Opportunistic

unumGROUP

8 Growth Trends in Premium Income Operating Performance MANAGED GROWTH IN OUR CORE BUSINESS SEGMENTS Data – Trailing 4 quarters

20,000
15,000
10,000
5,000
0
17,351
+4%
18,084
11,667
+9%
12,770
12/31/10
12/31/11
9M2011
9M2012

80%
60%
40%
20%
0%
51%
56%
61%
12/31/10
12/31/11
9M2012

unumGROUP

9 New Account Growth % of Sales from Existing Relationships Operating Performance MANAGED GROWTH IN OUR CORE BUSINESS SEGMENTS

100%
80%
60%
40%
20%
83.2%
80.4%
77.2%
74.6%
73.4%
72.5%
72.5%
2006*
2007*
2008
2009
2010
2011
9M2012

100%
80%
60%
40%
20%
52.4%
48.3%
47.5%
47.3%
49.7%
51.9%
52.5%
2006
2007
2008
2009
2010
2011
9M2012

unumGROUP

10 Colonial Life Unum US Benefit Ratios Operating Performance DISCIPLINED UNDERWRITING * Excludes special items

40%
30%
20%
10%
0%
20.1%
20.9%
22.1%
23.4%
23.0%
23.2%
22.0%
2006*
2007*
2008
2009
2010
2011
9M2012

40%
30%
20%
10%
0%
18.4%
19.8%
20.1%
20.1%
19.4%
18.9%
18.0%
2006
2007
2008
2009
2010
2011
9M2012

unum GROUP

11 Colonial Life Unum US Other Expense Ratios Operating Performance EXPENSE MANAGEMENT RIGOR * Excludes special items

$4.00
$3.00
$2.00
$1.00
$0.00
7.6% (CAGR)*
2004
2005
2006
2007
2008
2009
2010
2011

$3.00
$2.00
$1.00
$0.00
$2.21
$2.33
5%
9M2011
9M2012

unumGROUP

12 Operating Earnings Per Share Operating Performance SOLID PROFITABILITY Years 2004-2008 do not reflect the impact of ASU 2010-26 and special items * EPS Growth Rate

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Unum US Group Disability
Unum US Group Life and AD&D
Unum US Supplemental & Voluntary
Unum UK
Colonial Life
Closed Block
Total YTD 2012
12.2%

unumGROUP

13 YTD 2012 Return on Equity Operating Performance 19% 11% 20% 10% 13% 27% YTD % AVERAGE CONSOLIDATED GAAP EQUITY* CONSISTENTLY STRONG RETURNS * Excludes Corporate segment

100%
90%
80%
70%
60%
2009
2010
2011
9M2012
Unum US-LTD
Unum US-Group Life
Unum US-Voluntary Benefits
Colonial Life

Claimant Research Persistency
Brand
STRONG MARKET ACCEPTANCE
% Satisfied Unum
Industry
Average
Unum
Rank
Overall handling 91% 87% #1
Clear explanation 88% 83% #1
Quality of interaction 90% 86% #1
Likely  to recommend 90% 87% #1
LTD Claimant Satisfaction
Source:  2011 GenRe Survey of LTD Claimants

100%
90%
80%
70%
60%
2005
2006
2007
2008
2009
2010
2011
High Customer Satisfaction
Positive Corporate Image - Brokers
Employees Proud to Work at Unum

unumGROUP

Image and Reputation External Recognition
Brand
BROAD RECOGNITION
Source: Internal surveys of employees, brokers, and customers
Best Places to Work in Insurance
2009 – 2012
Best Places to Work in Maine,
Tennessee, and South Carolina
2006 – 2012
Forbes Magazine – Top 150 Most
Reputable Companies
Center for Political Accountability –
Corporate Leader in Political Disclosure
and Accountability
Newsweek Magazine – Green
Companies - #34

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Unum
Market
0.00%
0.12%
0.45%
2.12%[1]
0.64%
2.63%
0.02%
0.30%
0.05%
0.30%
0.05%
0.40%
2007
2008
2009
2010
2011
3Q12

$ millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

$ millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
UK
Other EuroZone
PIIGS
Corporates
Sovereigns*
Financials

$ millions
$100
$0
-$100
-$200
-$300
2007
2008
2009
2010
2011
9M2012

unum GROUP

Investment Performance
STRONG CREDIT QUALITY
Default Experience
Watch List
Watch List
1
Formerly 5.12% due to Lehman, Moody’s has subsequently removed it
Sales and Write-downs of Investments
Sales and Write-downs of Investments
* Includes Supranationals
Breakdown of UK and EuroZone Exposure

2012 Results to Date:
$2.7 billion invested
New money yield of 4.88% (hedge-adjusted)
Overall portfolio yield down 13 bp to 6.54%
Current investment portfolio market value $51.8 billion
Interest Rate Impacts:
Investing new cash flows at lower rates
Decreases to reserve discount rates
Potential persistency impacts as result of price increases
Mitigating Factors:
Placement of premium rate increases
Measured reduction in interest reserve margins
Operating effectiveness (expense management and risk management)
Investment Performance
ACTIVE INTEREST RATE MANAGEMENT

SFG
UNM
CNO
HIG
PFG
GNW
PRU
AIZ
MET
LNC
AFL
TMK
PL
Median 60.4%
0%
20%
40%
60%
80%
100%
Peer Companies
Unum

$ millions
500%
400%
300%
200%
100%
0%
-100%
$1,250
$1,000
$750
$500
$250
$0
-$250
247%
298%
308%
299%
344%
332%
382%
398%
405%
407%
2003
2004
2005
2006
2007
2008
2009
2010
2011
3Q12
Risk-Based Capital*
Holding Company Cash and Marketable Securities

Balance Sheet
QUALITY BALANCE SHEET
Source:  Moody’s Investor Service
Goodwill and Intangibles (% of Stockholders Equity)
* Weighted average RBC for traditional US Insurance Companies
Capital Management
Asset Quality
Low Level of Intangibles
Solid Investment Portfolio
Liabilities
Comfortable Leverage
Low Disintermediation Risk
Capital
Insurance Company Strength (RBC)
Holding Company Cash Levels

$35
$30
$25
$20
$15
$10
$5
$0
7.3% CAGR
$23.20
$25.69
$26.33
$28.66
12/31/2009
12/31/2010
12/31/2011
9/30/2012

unumGROUP

19 Book Value Per Share Balance Sheet BUILDING BOOK VALUE (Excluding AOCI)

$1,000
$800
$600
$400
$200
$0
-$200
-$400
$574.0
$689.4
$850.3
$682.0
$741.2
$645.7
$664.0
$636.0
-$8.2
-$64.1
-$58.3
-$141.2
-$102.0
-$16.9
-$21.1
-$16.8
2005
2006
2007
2008
2009
2010
2011
4 Qtrs Ending 9/30/12
Operating Income
Net Realized Investment Losses

unumGROUP

($ millions) ($ millions)
Combined Statutory Net Income* Capital Generation Model
Capital Management
STABLE CASH FLOW
* Statutory Net Income for traditional US Insurance Companies excluding special items
STATUTORY NET INCOME
U.S. $600 - $650
U.K. $100 - $150
$700 - $800
CAPITAL REQUIRED TO
SUPPORT CURRENT GROWTH
+/- $50
INTEREST EXPENSE $150
EXCESS CAPITAL GENERATED
ANNUALLY BEFORE DIVIDENDS
$550 - $650

425%
Current
407%
400%
2012
Target
Range
375%
Operating
Level
350%
325%
300%

$800
Current
$762 m
$600
2X Coverage
Operating
Level
$400
1X Coverage
$200
$0

unum GROUP

21 ($ millions) Risk-Based Capital Holding Companies Cash and Marketable Securities Capital Management STRONG CAPITAL POSITION IN 2012 As of 9/30/2012

Capital Management
CONSISTENT RETURN OF CAPITAL TO SHAREHOLDERS
Rating Agency Actions
S&P Upgrade
Share Repurchases
2008
2009
$700 million
---
Moody’s Upgrade
Fitch Upgrade
A.M. Best Upgrade
2010
2011
$356 million
$620 million
TOTAL
$2,176 million
* Projection for 2012
Dividend Increase
---
+10%
+12%
+14%
$578 million
S&P Upgrade
Moody’s Upgrade
2012 $500 million * +24%

Key Challenges

24 Operating Performance Unum UK - Group Life Long-term Care Interest Rate Management Key Challenges

100%
80%
60%
40%
Benefit Ratio
£12
£10
£8
£6
£4
£2
£0
BTOE (£ million)
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Benefit Ratio
Quarterly Operating Income

unumGROUP

Key Messages
Operating Performance
UNUM UK – GROUP LIFE
Our primary focus is to stabilize
profitability in 2013 and improve returns
and growth over the medium term.
Our segmented growth strategy and
focus on rate increases is expected to
improve profitability; however, pressure
on new sales and persistency is also
likely.
We are evaluating reinsurance
alternatives to reduce volatility.
We continue to remain focused on
operating effectiveness.
Operating Results

100%
80%
60%
40%
70.9%
73.1%
77.7%
75.5%
76.5%
80.8%
84.9%
90.1%
LTC Restructuring
2005
2006
2007
2008
2009
2010
2011*
9M2012

Key Messages
Operating Performance
LONG-TERM CARE
•
Primary Risks:
•
Interest Rates – we see 2 to 3 years of
sufficient margin for low interest rates.
•
Risk Experience – claim volatility expected
given very young age of block; IALR
estimated in range of 85% to 90% (+/- 5%).
•
Primary risk mitigating factor is our
ability to raise rates on in-force
business.
Interest Adjusted Loss Ratio
*  Excludes $573.6 million reserve charge.
Including this charge, the IALR was 179.3%.

4.50
4.30
4.10
3.90
3.70
3.50
3.30
3.10
2.90
2.70
2.50
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

unumGROUP

10-Year Single-A Bond Yields Key Messages
Interest Rate Management
Limited amount of new cash flow to
invest relative to portfolio size
Strong interest margins
Hedges cover 20% of LTC cash flows for
2013
Pricing adjustments
Source: Bloomberg
Nov 2011

UNUM COMBINED

$44.4
billion
$2.6
billion
Portfolio Size
2013 Investable Cash Flow

UNUM US-LTD

$8.7
billion
$413
million
Portfolio Size
2013 Investable Cash Flow

LONG-TERM CARE

$7.0
billion
Unhedged Cash Flow
Hedged Cash Flow
$744
million
Portfolio Size
2013 Investable Cash Flow

UNUM US – ID

RECENTLY ISSUED

$2.0
billion
$125
million
Portfolio Size
2013 Investable Cash Flow

ID-CLOSED BLOCK

$9.7
billion
$12
million
Portfolio Size
2013 Investable Cash Flow

UNUM UK

$3.3
billion
$191
million
Portfolio Size
2013 Investable Cash Flow

28 Interest Rate Management 2013 INVESTABLE CASH FLOW

HIGH
INTEREST RATE DEPENDENCY
LOW
LTC
UK-LTD
US-LTD
ID-RI
Colonial Life
UK-Grp Life
US-Grp Life
CDB
US-VWB
HIGH
RE-PRICING FLEXIBILITY
LOW

unumGROUP

29 Interest Rate Management PRODUCT LINE SENSITIVITIES

2012 Assessment

2012*
Annual Outlook
2012
9 Months Actual
Sales Growth 5 - 8% 6.1%
Premium Growth 0 - 2% 2.7%
Earnings Per Share Growth 6 - 12% 5.4%
Return on Equity 11 - 12% 12.2%
2012 Assessment
*  Original outlook for 2012 as of November 16, 2011

6% to 12% Growth
3% to 6% Growth
Original 2012 Outlook*
Favorable Growth and Risk Trends
Interest Rate Impact
Unum UK
LTC Risk
Current 2012 Outlook

unumGROUP

32 2012 Assessment FACTORS THAT IMPACTED OUR 2012 OUTLOOK * November 16, 2011 Annual Investor Meeting

2013 Outlook

We anticipate the general environment for 2013 to be similar to 2012.
Below average economic growth with limited employment growth
A continuation of today’s low interest rates
While the environment will remain challenging, the need for our products and services remains strong.
We are taking the needed actions to protect our solid margins and returns.
The impact of our pricing and risk actions will build in 2014 and beyond
We expect to maintain our consistent plan of returning capital to shareholders.
$500 million of share repurchases and continued dividend increases
Maintain solid capital metrics and ratings
While we anticipate 2013 operating growth to be below our long-term targets, we expect positive operating EPS growth in 2013.
Ninth consecutive year of operating EPS growth
2013 Outlook
KEY MESSAGES

+3% to +5%
-6% to -8%
+3%
-1%
-3% to -4%
+6% to +8%
0% to 6% Operating EPS Growth
0%
Favorable Growth and Risk Trends
Interest Rate Impact
Interest Rate Offsets
Incremental Interest Expense
Tax Rate
Capital Management
2013 Outlook

unumGROUP

35 2013 Outlook FACTORS IMPACTING OUR 2013 OUTLOOK

2013 Outlook
CAPITAL OUTLOOK
Capital Management Criteria
2012
Projection
September 30, 2012
Actual
2013
Projection
Risk-Based Capital Ratio for
Traditional U.S. Insurance Companies
375% - 400% 407% 375% - 400%
Leverage 22% - 23% 25% 24% - 25%
Holding Companies Cash and
Marketable Securities ($ millions)
$500 - $800 $762 $500 - $800

2013 Outlook
Sales
Growth
Premium
Growth
Earnings
Growth ROE
Unum US 3 - 6% 1 - 3% 0 - 2% 12 - 14%
Unum UK ($) (15 - 20)% (17 - 20)% (1) - 1% 15 - 17%
Colonial Life 3 - 6% 3 - 5% 1 - 3% 15 - 17%
Core Operations 1 - 5% 0 - 2% 0 - 2% 13 - 15%
Closed Block 15 – 20% 2 - 4%
Total Operations* (2 - 5)% 10 - 12%
Capital Management 6 - 8% 0 - 1%
Total 0 - 6% 11 - 12%
*  Consolidated After-Tax Operating Earnings including Corporate Segment

Closing Comments

Good businesses with positive long-term trends
We remain committed to disciplined growth
Not tempted to “stretch” in these uncertain times
Our solid financial foundation and predictable cash flow remain an asset
Leading to a consistent capital deployment strategy
We have a realistic but cautious outlook for the environment
Confident we are taking the actions needed to build value
Closing Comments

WHAT'S WORKING

- Operating Performance
  - Balanced Earnings
  - Managed Growth
  - Disciplined Underwriting
  - Expense Management Rigor
  - Solid Profitability
  - Consistently Strong Returns
- Brand
  - Strong Market Acceptance
  - Broad Recognition
- Investment Performance
  - Strong Credit Quality
  - Active Interest Rate Management
- Balance Sheet
  - Quality Balance Sheet
  - Building Book Value
- Capital Management
  - Stable Cash Flow
  - Strong Capital Position
  - Consistent Return of Capital to Shareholders

KEY CHALLENGES

unumGROUP

40 Closing Comments A Look At Our Performance

Question and Answer

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures
Year Ended
December 31
2002 *
(in millions)
Unum US
Group Disability 289.9 $
Group Life and Accidental Death and Dismemberment 224.1
Supplemental and Voluntary 165.9
Total Unum US 679.9
Unum UK 69.5
Colonial Life 137.5
Closed Block 170.4
Corporate (155.0)
Total Operating Income by Segment 902.3
Net Realized Investment Loss (309.1)
Income Tax (196.3)
Income from Continuing Operations Before Cumulative Effect
of Accounting Principle Change 396.9
Income from Discontinued Operations, Net of Tax 11.4
Cumulative Effect of Accounting Principle Change, Net of Tax (7.1)
Net Income 401.2 $
* Does not reflect the impact of ASU 2010-26 or the segment reporting changes implemented in Q4 2008.
2012 2011
Unum US
Group Disability 219.6 $                225.2 $
Group Life and Accidental Death and Dismemberment 165.8                   155.9
Supplemental and Voluntary 249.5                   228.4
Total Unum US 634.9                   609.5
Unum UK 96.3                      138.8
Colonial Life 206.0                   205.1
Closed Block 66.7                      93.1
Corporate (73.9)                     (59.6)
Total Operating Income by Segment 930.0                   986.9
Net Realized Investment Gain (Loss) 31.6                      (12.3)
Non-operating Retirement-related Loss (34.8)                     (24.0)
Income Tax (266.3)                  (297.4)
Net Income 660.5 $                653.2 $
(in millions)
Nine Months Ended September 30

Reconciliation of Non-GAAP Financial Measures
(in millions) benefit ratio (in millions) benefit ratio
Unum US
Premium Income 4,481.1 $            4,703.6 $
Benefits and Change in Reserves for Future Benefits 3,681.3                82.2% 4,263.4                90.6%
Regulatory Reassessment Charge (76.5)                     (349.2)
Benefits and Change in Reserves for Future Benefits, Excluding
     Regulatory Reassessment Charge 3,604.8                80.4% 3,914.2                83.2%
2006
Year Ended December 31
2007
(in millions) Other Expense Ratio (in millions) Other Expense Ratio
Unum US
Premium Income 4,481.1 $            4,703.6 $
Other Expenses 927.5                   20.7% 958.5                   20.4%
Regulatory Reassessment Charge 10.3                      (15.0)
Other Expenses Excluding Regulatory Reassessment Charge 937.8                   20.9% 943.5                   20.1%
Year Ended December 31
2007 2006

Reconciliation of Non-GAAP Financial Measures
2011 2010 2009 2008 2007** 2006** 2005** 2004**
After-tax Operating Income 2.98 $                  2.73 $                            2.64 $                  2.54 $                            2.25 $                  1.85 $                  1.69 $                  1.78 $
Net Realized Investment Gain (Loss), Net of Tax (0.01)                     0.05                               -                        (0.89)                              (0.12)                     0.01                      (0.02)                     0.06
Non-operating Retirement-related Loss, Net of Tax (0.07)                     (0.06)                              (0.09)                     (0.03)                              (0.04)                     (0.05)                     (0.05)                     (0.04)
Deferred Acquisition Costs and Reserve Charges for
  Closed Block, Net of Tax (2.04)                     -                                 -                        -                                 -                        -                        -                        (2.37)
Regulatory Reassessment Charges, Net of Tax -                        -                                 -                        -                                 (0.10)                     (0.79)                     (0.16)                     (0.29)
Special Tax Items and Debt Extinguishment Costs 0.08                      (0.03)                              -                        -                                 (0.10)                     0.23                      0.14                      0.17
Other, Net of Tax -                        -                                 -                        -                                 -                        (0.04)                     0.01                      0.01
Income (Loss) from Continuing Operations 0.94                      2.69                               2.55                      1.62                               1.89                      1.21                      1.61                      (0.68)
Income (Loss) from Discontinued Operations -                        -                                 -                        -                                 0.02                      0.02                      0.03                      (0.18)
Net Income (Loss) 0.94 $                  2.69 $                            2.55 $                  1.62 $                            1.91 $                  1.23 $                  1.64 $                  (0.86) $
* Amounts per diluted common share.
** Does not reflect the impact of ASU 2010-26.
Year Ended December 31*
2012 2011
(in millions) per share * (in millions) per share *
After-tax Operating Income 662.5 $                2.33 $                            677.2 $                2.21 $
Net Realized Investment Gain (Loss), Net of Tax 20.7                      0.07                               (8.4)                       (0.03)
Non-operating Retirement-related Loss, Net of Tax (22.7)                     (0.08)                              (15.6)                     (0.05)
Net Income 660.5 $                2.32 $                            653.2 $                2.13 $
* Amounts per diluted common share.
Nine Months Ended September 30

Reconciliation of Non-GAAP Financial Measures
After-Tax Average
Operating Allocated Annualized
Income (Loss) Equity Return
On Equity
Nine Months Ended September 30, 2012
Unum US
Group Disability 144.5 $                1,503.5 $                      12.8%
Group Life and Accidental Death and Dismemberment 108.0                   897.0                             16.0%
Supplemental and Voluntary 163.7                   1,618.5                         13.5%
Total Unum US 416.2                   4,019.0                         13.8%
Unum UK 73.1                      787.4                             12.4%
Colonial Life 133.9                   1,051.1                         17.0%
Closed Block 43.8                      2,121.5                         2.8%
Corporate (4.5)                       (715.5)
  Total 662.5 $                7,263.5 $                      12.2%
Nine Months Ended September 30, 2011
Unum US
Group Disability 148.3 $                1,504.1 $                      13.1%
Group Life and Accidental Death and Dismemberment 101.5                   840.2                             16.1%
Supplemental and Voluntary 149.7                   1,527.2                         13.1%
Total Unum US 399.5                   3,871.5                         13.8%
Unum UK 112.4                   775.1                             19.3%
Colonial Life 133.3                   978.2                             18.2%
Closed Block 57.7                      2,388.4                         3.2%
Corporate (25.7)                     (319.0)
  Total 677.2 $                7,694.2 $                      11.7%
(in millions)

Reconciliation of Non-GAAP Financial Measures
September 30 December 31 September 30 December 31
2012 2011 2011 2010
Total Stockholders' Equity, As Reported 8,673.3 $           8,169.7 $                     8,995.8 $           8,484.9 $
Net Unrealized Gain on Securities 892.2 614.8 894.0 416.1
Net Gain on Cash Flow Hedges 400.3 408.7 421.1 361.0
Total Stockholders' Equity, As Adjusted 7,380.8 $           7,146.2 $                     7,680.7 $           7,707.8 $
Average Equity, As Adjusted 7,263.5 $           7,694.2 $
September 30
2012 2011 2010 2009
Total Stockholders' Equity (Book Value) 31.53 $                27.91 $                        26.80 $                24.25 $
Net Unrealized Gain on Securities 3.24 2.11 1.31 1.16
Net Gain on Cash Flow Hedges 1.46 1.39 1.14 1.12
Subtotal 26.83 24.41 24.35 21.97
Foreign Currency Translation Adjustment (0.29) (0.41) (0.34) (0.23)
Subtotal 27.12 24.82 24.69 22.20
Unrecognized Pension and Postretirement Benefit Costs (1.54) (1.51) (1.00) (1.00)
Total Stockholders' Equity, Excluding Accumulated
Other Comprehensive Income 28.66 $                26.33 $                        25.69 $                23.20 $
December 31
(per share)
(in millions)
September 30
2012
(in millions)
Debt, As Reported 3,239.8 $
Exclude Non-recourse Debt and Securities Lending Agreements 1,045.2
Debt, As Adjusted 2,194.6 $
Total Stockholders' Equity, As Reported 8,673.3 $
Exclude Net Unrealized Gain on Securities and
Net Gain on Cash Flow Hedges 1,292.5
Exclude Northwind and Tailwind Capital 855.7
6,525.1
Debt, As Adjusted 2,194.6
Total Capital, As Adjusted 8,719.7 $
Debt to Capital Ratio 25.2%